                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                DECEMBER 4, 1999

                                 Date of Report
                        (Date of earliest event reported)

                          INTERNATIONAL INTERNET, INC.
             (Exact name of registrant as specified in its charter)

                         6413 CONGRESS AVENUE, SUITE 240
                              BOCA RATON, FL 33487

                    (Address of principal executive offices)

                                 (561) 988-2334

                          Registrant's telephone number

                               CAPROCK CORPORATION
                              1504 "R" STREET N.W.
                             WASHINGTON, D.C. 20009
                         Former name and former address

    DELAWARE                      0-26415                52-2175532
  (State or other jurisdiction)   (Commission File       (IRS Employer
   of incorporation)              File Number)           Identification No.)

                               CAPROCK CORPORATION

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

            (a) On November 26, 1999, International Internet, Inc., a Delaware corporation ("IINN"), acquired 100% of the issued and outstanding stock of Caprock Corporation, a Delaware corporation ("Registrant") pursuant to a Stock Purchase Agreement which has previously been reported on Form 8-K and filed on December 3, 1999.

            As a result of IINN's 100% ownership of the Registrant, the Board of Directors of IINN, on December 1, 1999, by unanimous written consent, elected to merge the Registrant into IINN pursuant to Section 253 of Delaware's General Corporate Laws and caused IINN's officers to file the attached Certificate of Ownership and Merger ("Merger"). As a result of the Merger, IINN will be the surviving company.

            Prior to the effectiveness of the Merger, IINN had an aggregate of 768,446,187 shares of common stock issued and outstanding, $.00001 par value.

            Upon effectiveness of the merger, IINN will have an aggregate of 768,446,187 shares of common stock outstanding.

            The officers of IINN will continue as officers of the successor issuer. See "Management" below. The officers, directors, and bylaws of IINN will continue without change as the officers, directors, and bylaws of the successor issuer.

            A copy of the Certificate of Ownership and Merger is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

            (b) The following table contains information regarding the shareholdings of IINN's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock as of December 1, 1999 (giving effect to the exercise of the warrants held by each such person or entity, if any):

                             Amount of Common                    % of Common Stock
Name                         Stock Beneficially Owned            Beneficially Owned
Gary Schultheis               252,269,000                        32.83%
President, Director

Herbert Tabin                 252,269,000                        32.83%
Vice President, Director

Joel C. Holt                   19,891,666                         2.59%
Director

Robert Wussler                 10,416,666                         1.36%
Director

John Signorello                10,225,000                         1.33%
Director

Dr. Irwin A. Horowitz          10,416,666                         1.36%
Director

All directors and             551,238,000                        72.30%
executive officers as
a group (6 persons)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            (a) As a result of IINN merging with Registrant, its wholly-owned subsidiary pursuant to Section 253 of the Delaware General Corporate Law, Registrant's outstanding shares shall be cancelled and IINN shall assume Registrant's reporting obligations under successor issuer status as more fully detailed in Section 12(g)(3) of The Securities Act of 1934.

            (b) IINN intends to continue developing and marketing premium cigars with the further development, marketing, and distribution of ancillary products which can enhance not only cigar sales, but other products which may be offered over the internet.

BUSINESS

THE COMPANY

International Internet, Inc. (the "Company" or "IINN"), is a diversified holding company which develops and operates internet and direct retail marketing companies and computer service providers on the internet. The IINN Group includes wholly-owned subsidiaries; American Computer Systems ("ACS") and StogiesOnline.com, Inc, (StogiesOnline.com) and majority owned subsidiaries, TheBroadcastWeb.com, inc. (www.thebroadcastweb.com), Mr. Cigar, Inc. ("Cigar"). In addition, Stogiesauction.com (www.stogiesauction.com) is a joint venture between AuctionAnything.com, Inc. and IINN. IINN also holds minority interests in Wowstores.com, inc. (www.wowstores.com) and GoldOnline International, Inc. (www.goldonline.com).

IINN'S original business was operated as a developmental stage company under its Cigar subsidiary, which was in the business of licensing, selling and/or operating cigar vending machines. The Compnay opened its StogiesOnline.com internet site in November 1998. As a result of the success of the StogiesOnline website, the company refocused its resources in 1999 into the internet cigar sales market and other specialty goods, and is presently trying to find a buyer for Cigar or a joint venture partner to operate and sell its cigar vending machines.

STOGIESONLINE.COM

StogiesOnline.com ("Stogies") became an online distributor and retailer of brand name premium cigars within the United States on November 18, 1998. Stogies' products consist of premium cigars, factory brand name seconds and mass market cigars which are distributed online to retail and wholesale customers. Stogies markets a wide variety of premium cigars and related tobacco products on a retail basis throughout the United States via the internet. Management utilizes its web site located at URL www.StogiesOnline.com as its primary advertising vehicle. Stogies' cigar lines consists of over 30 brands. Among Stogies' products are nationally recognized brand names - Arturo Fuente, Ashton, AVO, Baccarat, Bahia, Bauza, Bering, Cohiba, Don Diego, Dunhill, Garcia Vega, H. Upmann, Lars Tetens, Macanudo, Montecristo, Opus X, Padron, Partagas, Punch, Sosa and Te-amo.

Total gross sales revenue for the eight months ending August 31, 1999 were $472,309.47. StogiesOnline expanded its client base to over 2,000 customers in over 15 countries. Purchases from repeat customers have been steady, with repeat buyers accounting for approximately 29% of all orders in the first eight months. The increase in monthly sales can be directly attributed to several factors such as improved relationships with our wholesale partners, an increase in recurring purchases from our existing customers, new customers and the revamping and relaunch of our Website.

AMERICAN COMPUTER SYSTEMS

Acs was acquired on September 20, 1999 and is a wholly-owned subsidiary of IINN. ACS is a full service provider of computer systems and services to the federal government. ACS focuses on all phases of hardware implementation, including system engineering, product design, software integration and networking communications. In November 1997, ACS was awarded its first General Services Administration (GSA) schedule contract for computer systems and peripherals. This contract has been extended for five additional years. ACS has concentrated its efforts on providing the Federal Government best value systems with on-site service and support as required for both Continental United States (CONUS) and Outside the Continental United States (OCONUS). American Computer Systems maintains a web site at www.acspc.com. ACS' total unaudited sales revenue for the period beginning January 1999 to September 1999 was $737,703. ACS' unaudited sales revenue for calendar year ending 1998 was $1,046,805.

THEBROADCASTWEBNETWORK.COM, INC.

TheBroadcastWebNetwork.com is an aggregator and broadcaster of streaming media programming on the Web with the network infrastructure to deliver or "stream" live and on-demand audio programs over the internet and intranets. TheBroadcastWebNetwork.com and its representative sites - BluesBoyMusic.com (www.bluesboymusic.com), SoulManMusic.com (www.soulmanmusic.com) and JazzManMusic.com (www.jazzmanmusic.com) rely primarily on the two leading providers of streaming media products, Real Networks, Destiny Media Player and Microsoft, to license encoders to it in order to broadcast its content and to distribute player software in order to create a broad base of users. Users are currently able to electronically download copies of Real Networks' Real Player, Destiny Media Player and Microsoft's Windows Media Player software free of charge from a wide variety of sources, including The Broadcast Network.com and its sites.

MR. CIGAR INC.

IINN, through its majority-owned subsidiary, Cigar, sells, licenses and operates the "Mr. Cigar" automated vending humidors, which dispenses massmarket and premium cigars. The automated humidors hold up to 200 cigars ranging in price from $2 to $35 keeping them humidified until purchased. As stated earlier, the Company is trying to find a buyer or a joint venture partner to operate Cigar's current machines and allow the Company to focus entirely on Stogiesonline.com for its cigar sales.

JOINT VENTURES

INTERNATIONAL INTERNET - AUCTION ANYTHING JOINT VENTURE

In April 1999, IINN entered into a joint venture agreement with AuctionAnything.com, Inc. to launch a cigar auction site, StogiesAuction.com. Stogies Auction which can be found at URL'S www.StogiesAuction.com or www.StogieAuctions.com, offers its members the ability to bid on popular cigars, rare cigars and other hard to find cigar related items. The site offers a company-to-person trading platform as well as a public, person-to-person trading platform offering sellers a vehicle for listing their own items for sale. Buyers are able to browse for items arranged by topic and bid through an automated, easy to use online service. StogiesAuction.com is in direct competition with other internet companies such as eBay, Inc., Excite Auction, Yahoo Auction and Amazon Auction.

AuctionAnything.com is a network of related distinct internet auction sites designed around specific "micro-community" themes. The network consists primarily of a series of Auction Business Solutions (such as http://www.stogiesauction.com), which are internally hosted and designed to empower business owners with an e-commerce auction engine. Each Auction Business Solution (ABS) is a modular, customized system that removes the barriers of entry for business owners who want to employ their own internet auctions. The network is supplemented by a person-to-person auction site (http://Auctions.AuctionAnything.com) that is designed for community trading. All members of the AuctionAnything.com auction family share a common customer database (and user registration) enabling merchants to reach a wider audience and consumers to find a wider variety of items.

SUPPLIERS

STOGIESONLINE.COM

As a direct buyer from manufacturers, Stogies is eligible to participate in promotions, which enables it to pass substantial savings to its customers. Stogies purchases overstocked or overproduced items from manufacturers and other retailers, including factory brand name seconds. Currently, Stogies has entered into non-exclusive distribution agreements with: Miami Cigar, Inc. who distributes Leon Jimenes and La Aurora cigars, Havana Tampa, Inc., who is the distributor for Romeo y Julietta and Vega Fina brands, Diamond Crown Humidors and Accessories, J.C. Newman Cigar company who distributes Arturo Fuente, La Unica and Cuesta Rey cigars, Howard House the distributor for Carbonell cigars, Consolidated Cigar, the manufacturer of fine cigars such as Monticristo, H. Upmann, Don Diego, Te-amo and, Lane Limited who manufactures Royal Jamaica cigars, Dunhills, Montecruz and Onyx. Caribe manufactures Baccarrat brand name cigars.

MARKETING

STOGIESONLINE.COM

Stogies markets a wide variety of premium cigars and related tobacco products on a retail basis throughout the United States via the internet. Currently, Stogies' average order size is approximately $53. Management utilizes its web site as its primary advertising vehicle. Stogies' web site frequently highlights its sale items and changes its product offerings and featured specials weekly. The site currently offers over 30 different brands of cigars from several different countries; however, by dialing 1-888-82-CIGAR, a customer can order any cigar or tobacco accessory currently carried. In the event that Stogies does not have a particular product in stock, a customer may place an order to ship on arrival, or telemarketers may direct the customer to similar products by utilizing its database. To drive traffic to Stogies' web site, Stogies entered into agreements with Adsmart, a majority-owned subsidiary of CMGI, Inc. to purchase 333,333 banner impressions and Flycast Communications Corporation to purchase 20,000,000 banners. The Flycast program runs until the year 2000. This agreement provides for 2,857,143 banners to run per month or approximately 95,238 banners per day. Flycast is a leading provider of web-based advertising solutions.

TRADEMARKS

At this time, the Company has no registered trademarks or trade names.

PROPERTY

The Company currently maintains two office spaces. The corporate headquarters are located at 6413 Congress Avenue, Suite 240, Boca Raton, Florida 33487. The office is 2,358 square feet, and the monthly rent is $2,697.37. The Florida phone number is (561) 988-0819. ACS'office is located at 14155 G Sullyfield Circle, Chantilly, Virginia 20151. The office is 2,672 square fet and the monthly rent is $2,250. The ACS office phone number is (703) 815-0070.

LITIGATION

None

MARKET FOR IINN'S SECURITIES

            IINN has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D and Rule 701 of the General Rules and Regulations of the Securities and Exchange Commission. IINN's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol IINN. IINN has not filed a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

            The Company is required to become a reporting company by the close of business on January1, 2000 or no longer be listed on the OTC Bulletin Board. IINN has effected the merger with Caprock and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

            The following table represents the average prices for the Company's common stock:

                             Opening           High              Low       Closing
                             Price             Bid               Bid       Bid
Oct., 1999                    .055             .089              .049      .06
Sept., 1999                   .07              .085              .05       .055
Aug., 1999                    .11              .11               .06       .07
July, 1999                    .14              .14               .08       .105
June, 1999                    .225             .25               .12       .14

MANAGEMENT

NAME                      AGE                TITLE
Gary Schultheis           34                 President, Director
Herbert Tabin             32                 Vice President, Director
Joel C. Holt              69                 Director
John R. Signorello        34                 Director
Dr. Irwin Horowitz        62                 Director
Robert Wussler            59                 Director


            GARY SCHULTHEIS is the founder of International Internet, Inc. and has served as its President and a Director of the Company since February, 1998. Mr. Schultheis currently serves as President and CEO of Millennium Holdings Group, Inc., a corporate consulting firm. Mr Schultheis attended the State University of New York at Farmingdale in 1984. From March 1994 to February 1996, Mr. Schultheis was President of Wall Street Enterprises d/b/a Wall Street Associates, a financial consulting firm specializing in mergers and acquisitions. In February 1996, Wall Street Enterprises was acquired by Millennium Holdings Group, Inc. Currently, Wall Street Enterprises d/b/a Wall Street Associates is a wholly-owned subsidiary of Millennium Holdings Group, Inc.

            HERBERT TABIN is a founder of International Internet, Inc. and has served as Vice President and a Director of the Company since February, 1998. Prior to starting the Company, Mr. Tabin was a Vice President of Marketing with LBI Group, Inc., a merchant banking and venture capital group from April 1995 to December 1996. Mr. Tabin received a Bachelor of Science in Business Economics from the State University of New York in 1989 and has been involved in financial consulting and investment counseling since 1989.

            DR. IRWIN A. HOROWITZ serves as a Director of the Company.
Dr. Horowitz received his podiatry degree from the M.J. Lewis College of Podiatric Medicine in 1959. Dr. Horowitz has been the Chairman of the Board, Chief Executive Officer and the President of Diversifax Inc. which is primirily engaged as an international supplier of in-room facsimile systems to the hospitality industry. For more than five years, Dr. Horowitz has been Chairman of the Board and President of IMSG Systems, Inc. and certain affiliated companies which were acquired by Diversifax in 1993. Dr. Horowitz is also a Director of the Langer Biomechanics Group, Inc., a public company primarily engaged in the business of manufacturing and selling orthotic products.

            JOHN R. SIGNORELLO is a Director of the Company. Mr. Signorello has been the Chief Executive Officer and founder of STMS - "Solutions That Make Sense" - a private computer company that specialized in computer networks, systems integration and information technology until it was acquired by Dunn Computer Corporation (NASDAQ:DNCC). Prior to founding STMS in 1990, Mr Signorello served as a sales representative for Applied Accounting Technology. Mr. Signorello received a Bachelor of Business Administration in Marketing from Radford University in 1988.

            JOEL C. HOLT, DIRECTOR, holds a Bachelor of Science Degree from the Medical College of Virginia in both Physical Therapy and Biology. Mr. Holt served in various and progressively more responsible sales and marketing positions for the Proctor and Gamble company for over 30 years, culminating as Territory Manager for the Western District of North Carolina. In 1987, he was instrumental in the formation of Keystone Laboratories, Inc., where he remains as President.

            ROBERT M. WUSSLER, Director, is one of the founders of Cable News Network (CNN). From 1980 until 1990, he served as Senior Executive Vice President of Turner Broadcasting. Mr. Wussler is the former president of the Atlanta Braves professional baseball team and the Atlanta Hawks professional basketball team. Prior to joining Turner Broadcasting, Mr. Wussler was president of the Columbia Broadcasting System (CBS).

EXECUTIVE COMPENSATION

            Gary Schultheis, currently has a contract with the Company, pursuant to which he receives an annual salary of $102,500. He receives no other form of compensation. Mr. Tabin has a contract paying him an annual salary of $102,500. He receives no other form of compensation.

RELATED TRANSACTIONS

None

RISK FACTORS

            CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. IINN's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol IINN.

IINN has not filed a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to be registered as reporting companies. The Company is required to become a reporting company by the close of business on January 1, 2000 or no longer be listed on the OTC Bulletin Board. IINN has effected the merger with Caprock and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market. No assurance can be given that an active trading market in the Company's securities will be sustained if it is able to retain its listed status.

            PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such continues (of which there can be no assurance), the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

            TECHNOLOGICAL CHANGES. The internet is characterized by technological change. The Company's success will depend, in part, on its ability, to enhance its existing services, develop new services that address the needs of its prospective customers and respond to technological advances and practices on a timely basis. The development of a Web entails significant technical, financial and business risks. There can be no assurance that the Company will successfully implement new technologies or adapt its Web site, proprietary technology and transaction-processing systems to customer requirements or emerging industry standards. If the Company is unable, for technical, legal, financial or other reasons, to adapt in a timely manner in response to changing market conditions, such inability could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

            INDEMNIFICATION OF OFFICERS AND DIRECTORS. Pursuant to the corporation law of the State of Delaware, under most circumstances, the Company's officers and directors may not be held liable to the Company or its stockholders for errors in judgment or other acts or omissions in the conduct of the Company's business unless such errors in judgment, acts or omissions constitute fraud, gross negligence or malfeasance.

            COMPETITION. All direct marketing and retail businesses are highly competitive. With the internet, the Company competes for consumer expenditures with all other forms of retail businesses, including department, discount, warehouse and specialty stores, mail order, catalog and television home shopping companies as well as other direct sellers and infomercials. The internet home shopping industry is highly competitive. The Company believes that the internet shopping industry is still very attractive to consumers, manufacturers and retailers. The industry offers consumers convenience, entertainment and the opportunity to test market new products, create brand awareness and access additional channels. The Company is at a competitive disadvantage in attracting viewers due to the fact that the Company's internet site is limited to its future advertising budget. The Company expects increasing competition for viewers from major internet providers and retailers that may seek to enter internet shopping. The Company believes that the number of new entrants into the internet shopping industry will also continue to increase. The Company believes that it is positioned to compete; however, no assurance can be given that the Company will be able to acquire consistent advertising at prices favorable to the Company. The Company's competitors are larger and more diversified than the Company, have greater financial, marketing, merchandising and distribution resources; therefore, the Company cannot predict the degree of success, if any, with which it will meet competition in the future.

            CONTINUED INFLUENCE OF OFFICERS AND DIRECTORS. The Officers and Directors after the Merger will beneficially own, after the Merger 72.30% of the outstanding Common Shares of IINN and will be in a position to influence the election of all of IINN's directors and otherwise control IINN. Shareholders have no cumulative voting rights.

            COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the timely delivery of supplies which deliveries of cigars may be delayed or canceled because of such Year 2000 problem computer failures. The Company does not know what steps, if any, have been taken by any of its suppliers in regard to the Year 2000 problems. The Company's operations will be severely curtailed if one or more of its suppliers were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the Company or its suppliers will continue uninterrupted.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.      FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.      CHANGE IN FISCAL YEAR

     Not Applicable.

EXHIBITS

1.1 Certificate of Ownership and Merger Merging Caprock Corporation into International Internet, Inc.

1.2 Original unamended Certificate of Incorporation of International Internet, Inc.(f/k/a Cheque Alert, Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL INTERNET, INC.

                                         BY/S/    GARY SCHULTHEIS, PRESIDENT

DATE:   DECEMBER 8, 1999